UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 4, 2020
Date of Report (date of earliest event reported)

COPART INC
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
				(Zip Code)
(972) 391-5000
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION INCLUDED IN THIS REPORT
Section 5 — Corporate Governance & Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2020 annual meeting of stockholders on December 4, 2020 (the “Annual Meeting”). Of the 236,083,242 shares of our common stock outstanding as of the record date of October 12, 2020, 219,568,456 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 93% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	200,767,003	6,244,968	70,081	12,486,404
A. Jayson Adair	203,862,104	3,145,150	74,798	12,486,404
Matt Blunt	177,771,174	28,865,241	445,637	12,486,404
Steven D. Cohan	184,982,784	21,965,893	133,375	12,486,404
Daniel J. Englander	192,543,473	14,457,727	80,852	12,486,404
James E. Meeks	200,744,705	6,263,726	73,621	12,486,404
Thomas N. Tryforos	181,525,869	25,480,813	75,370	12,486,404
Diane M. Morefield	194,561,232	12,284,561	236,259	12,486,404
Stephen Fisher	204,765,216	2,207,000	109,836	12,486,404

2.
Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2020 as disclosed in our proxy statement, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
115,259,249	91,285,827	536,976	12,486,404

3.
Equity Incentive Plan Amendment.  The stockholders approved an amendment to our Amended and Restated 2007 Equity Incentive Plan to increase the number of shares reserved under the plan from 32,000,000 shares to 36,000,000 shares, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
197,626,400	8,983,290	472,362	12,486,404

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2021, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
214,987,907	4,510,920	69,629	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 10, 2020                 COPART, INC.

By:	/s/ John North
John North
Senior Vice President, Chief Financial Officer